UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 306, New York, New York 10001

(Address of Principal Executive Office) (Zip Code)

(212) 477-1210

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2018 (the “Effective Date”), Aspen Group, Inc. (the “Company”) in simultaneous transactions repurchased 1,000,000 shares of common stock (the “Shares”) at $7.40 per share and re-sold the shares to a large well-known institutional money manager (the “Purchaser”) at $7.40 per share.  The Shares were purchased by the Company from Educaciόn Significatίva, LLC (“ESL”) pursuant to a Securities Purchase Agreement dated July 18, 2018.

The Shares were sold to the Purchaser through Craig-Hallum Capital Group, LLC (“Craig Hallum”). Craig Hallum is acting as a dealer in this transaction and will receive an ordinary brokerage commission from the Purchaser.

The Purchaser initiated the transaction by contacting the Company seeking to buy a large block of common stock.  The Company approached ESL which had acquired the Shares on December 1, 2017 when it sold United States University to the Company.  Ms. Oksana Malysheva, the sole manager of ESL, became a director of the Company as part of the purchase of United States University and remains a director today.

The Shares were sold by the Company pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration Statement No. 333-224230) and the prospectus included therein, filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2018 and declared effective by the SEC on April 18, 2018, and a prospectus supplement which will be filed with the SEC. A copy of the opinion of Nason, Yeager, Gerson White & Lioce, P.A. relating to the legality of the offer and sale of the Shares is attached as Exhibit 5.1 hereto.

The foregoing description of the terms of the repurchase does not purport to be complete and is subject to and qualified in its entirety by reference to the Securities Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Nason, Yeager, Gerson, White & Lioce, P.A.

10.1	Securities Purchase Agreement as of July 19, 2018 by and between Aspen Group, Inc. and ESL

23.1	Consent of Nason, Yeager, Gerson, White & Lioce, P.A. (1)

———————

(1)

Contained in Exhibit 5.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: July 19, 2018	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer